UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2007

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)

	600 West Chicago Avenue Suite 850 Chicago, Illinois (Address of principal executive offices)	60610 (Zip Code)

(312) 642-3700 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

                On November 26, 2007, InnerWorkings, Inc. (“InnerWorkings”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Corporate Edge, Inc. (“Corporate Edge”), Scott Levy (“Levy”), Stuart Weisenfeld (“Weisenfeld”) and Fred Moskowitz (“Moskowitz,” and together with Levy and Weisenfeld, the “Sellers”). Pursuant to the Purchase Agreement, upon the closing, InnerWorkings will purchase all of the outstanding shares of capital stock of Corporate Edge from the Sellers (the “Acquisition”). The Sellers will be entitled to receive consideration from InnerWorkings equal to an amount up to $33,175,000, subject to certain adjustments. Of the $33,175,000, $18,175,000 is to be paid at closing, subject to certain adjustments, up to $10,500,000 is to be paid upon the achievement of certain EBITDA targets by Corporate Edge in each of the three years following the closing of the Acquisition, subject to certain adjustments, and up to $4,500,000 is to be paid upon the achievement of a cumulative EBITDA target by Corporate Edge over the three years following the closing of the Acquisition, subject to certain adjustments.  A portion of the $18,175,000 to be paid at closing will be remitted to Corporate Edge’s lenders to repay all of Corporate Edge’s outstanding indebtedness and a portion will be paid to the Sellers in the form of promissory notes issued by InnerWorkings.

                The closing of the Acquisition is subject to customary closing conditions. The Purchase Agreement contains certain termination rights for both InnerWorkings and the Sellers. InnerWorkings, Corporate Edge and the Sellers have made customary representations, warranties and covenants in the Purchase Agreement.

                The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the actual terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 8.01.              Other Events

                On November 27, 2007, InnerWorkings issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits

                (d)          Exhibits:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of November 26, 2007, by and among InnerWorkings, Inc., Corporate Edge, Inc., Scott Levy, Stuart Weisenfeld and Fred Moskowitz.

99.1	Press Release dated November 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: November 27, 2007	By:	/s/ Nicholas J. Galassi
	Name:	Nicholas J. Galassi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of November 26, 2007, by and among InnerWorkings, Inc., Corporate Edge, Inc., Scott Levy, Stuart Weisenfeld and Fred Moskowitz.

99.1	Press Release dated November 27, 2007.